                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 30, 2004
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                             THE QUIGLEY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          NEVADA                        01-21617             23-2577138
(State or Other Jurisdiction            (Commission          (IRS Employer
of Incorporation)                       File Number)         Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
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             (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (215) 345-0919
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                                       N/A
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.     Other Events and Required FD Disclosure.
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            On July 30, 2004, the Company  announced its  declaration of a stock dividend of Suncoast Naturals, Inc. common stock acquired in the sale of its 60%
equity interest in Caribbean Pacific Natural Products, Inc. The full text of the press release is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits.
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  (c)       Exhibits.

            Exhibit No.   Description
            -----------   -----------

            99.1          Press  Release  dated  July  30,  2004  reporting  the
                          declaration of a stock dividend of Suncoast  Naturals,
                          Inc. common stock.

            99.2          Press  Release  dated July 30, 2004  reporting  second
                          quarter preliminary unaudited earnings.

Item 12.    Results of Operations and Financial Conditions.
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            On July 30,  2004,  The Quigley  Corporation  (the  "Company")  also announced its results for the quarter ended June 30, 2004.  The full text of the press release is attached hereto as Exhibit 99.2.

            The information furnished pursuant to Item 12 of this Current Report on Form 8-K, including Exhibit 99.2 hereto,  shall not be considered "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended,  or otherwise subject to the liability of such section, nor shall it be incorporated by reference  into future  filings by the Company  under the  Securities  Act of
1933,  as amended or under the  Securities  Exchange  Act of 1934,  as  amended, unless  the  Company  expressly  sets  forth in such  future  filing  that  such information is to be considered "filed" or incorporated by reference therein.

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                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 2, 2004                     THE QUIGLEY CORPORATION

                                           By: /s/ George J. Longo
                                               -----------------------
                                               Name:  George J. Longo
                                               Title: Vice President and
                                                      Chief Financial Officer

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